EXHIBIT 23-C


                          CONSENT OF BROUSE & MCDOWELL


     We hereby consent to the inclusion of the form of our tax opinion as
Exhibit 8 to the Registration Statement on Form S-4 of Electro Scientific Industries, Inc. and to the reference to our firm under the captions "Certain U.S. Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/ Consent and Information Statement comprising a part of the Registration Statement.

                                       BROUSE & MCDOWELL

                                       /s/ Brouse & McDowell

Dated:  September 29, 1997